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                                                 EXHIBIT 10.7


                    INDEMNIFICATION AGREEMENT


     THIS AGREEMENT, is made and entered into as of this _____ day of November 1994 by and between LIFECORE BIOMEDICAL, INC., a Minnesota corporation (the "Company"), and _____________________
(the "Indemnified Party").

                           WITNESSETH:

     WHEREAS, Indemnified Party, in the course of his or her current and future service to the Company, may be made a party to a legal action or other proceeding resulting in personal economic loss to Indemnified Party; and

     WHEREAS, the Company desires to retain the current and future services of Indemnified Party and to reimburse Indemnified
Party for personal economic losses of Indemnified Party resulting from the performance of Indemnified Party's duties; and

     WHEREAS, the indemnification and advancement of expenses provisions of the Bylaws of the Company are subject to reduction or elimination at any time without the consent of Indemnified Party, and the Company desires to provide indemnification to Indemnified Party to the fullest extent permitted by law despite any such change in the Bylaws or subsequent action by the Company's Board of Directors or other person(s) charged with a determination of whether indemnification or expense advances should be granted; and

     WHEREAS, the Board of Directors has considered the advantages and disadvantages of such agreements to the Company, including the possibility that the Company's financial ability to honor the Indemnification Agreements might present a hardship to the Company; and the Board of Directors has concluded that the adoption of such agreements with members of the Board of Directors and the executive officers of the Company is in the best interests of the Company;

     NOW, THEREFORE, in consideration of the continued services of the Indemnified Party to the Company, Company and Indemnified
Party agree as follows:

     1. INDEMNIFICATION. The Company agrees to indemnify the Indemnified Party both during and after the time that such Indemnified Party shall have served the Company as a director, officer or employee, or of any other enterprise at the request of the Company, and the heirs, executors and administrators of such Indemnified Party shall also be indemnified by the Company, all in accordance with and to the fullest extent permitted by Minnesota Statutes, Section 302A.521, as it may be amended from time to time.


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     2.  AMENDMENTS.  Any amendments to the Articles of
Incorporation or Bylaws of the Company which reduce or eliminate indemnification rights of persons thereunder shall have no effect with respect to this Agreement, and thereafter Indemnified Party shall continue to have all of the rights and benefits of this Agreement despite any such amendments. However, if the Articles of Incorporation or Bylaws of the Company, or the Minnesota Statutes, are amended to provide for greater indemnification rights or privileges, this Agreement shall not be construed so as to limit Indemnified Party's rights and privileges to the terms hereof and Indemnified Party shall be entitled to the full benefit of any such additional rights and privileges. Further-more, to the extent that the Minnesota Statutes or other applicable law now or hereafter establishes that indemnification cannot be made by the Company according to this Agreement in any respect, this Agreement shall be interpreted as being simultaneously amended to provide indemnification hereunder to the fullest extent permitted by law.

     3. ADVANCES. The Company agrees to make payments or reimbursements to the Indemnified Party for the reasonable expenses, including attorneys' fees and disbursements, incurred by the Indemnified Party in advance of the final disposition of any proceeding to which the Indemnified Party is or is threatened to be made a party. The Company's obligation to make such advances shall be subject only to receipt by the Company of a written affirmation by the Indemnified Party of a good faith belief that the criteria for indemnification set forth in the Company's Articles of Incorporation or Bylaws, or the Minnesota Statutes, have been satisfied, together with a written undertaking by the Indemnified Party to repay all amounts so paid or reimbursed by the Company, if it is ultimately determined that the criteria for indemnification have not been satisfied. The Company agrees that the undertaking set forth above need not be secured and shall be accepted without reference to financial ability on the part of the Indemnified Party or such Indemnified Party's estate, heirs, executors or administrators financial ability to make the repayment. The Company further agrees, in those instances where a determination of eligibility for indemnification or reimbursement of expenses in advance of the final disposition of a proceeding shall be made, that the person or persons making such determination shall, to the extent permissible in accordance with law, be instructed to resolve doubts or uncertainties with respect to the making of such determination in favor of the Indemnified Party, thereby carrying out the intent of the Company's Articles of Incorporation, Bylaws and this Agreement as of the date hereof that the Indemnified Party be accorded the benefits of the Company's indemnification promise to the fullest extent permitted by law.

     4. NOTICE. The Company agrees to provide the Indemnified Party with prompt notice of any proposal to amend, modify or eliminate the provisions of the Company's Articles of Incorporation or Bylaws relating to indemnification or the elimination or limitation of the Indemnified Party's personal

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liability.  The Company further agrees that in the event any such amendments are adopted, copies of same will be provided to the Indemnified Party and the Indemnified Party shall be given an opportunity to resign his or her position with the Company prior to a change in the Company's Articles of Incorporation or Bylaws. Moreover, the Company shall provide notice to the Indemnified Party in the event a change is adopted in the Minnesota Statutes or other applicable law relating to indemnification or the elimination or limitation of a director's personal liability.
Any notice referenced above will be provided to the Indemnified Party whether or not he or she is then serving as a member of the Company's Board of Directors.

     5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to any and all successors, assigns, heirs, estates, representatives and administrators of the parties hereto.

     6. NO AMENDMENTS. This Agreement may not be amended, modified or terminated except by the express written consent thereto by both parties hereto.

     7. OTHER AGREEMENTS. This Agreement is supplementary to and not exclusive of other agreements between the Company and Indemnified Party which may exist now or in the future, to the extent such agreements are not inconsistent herewith.

     8.  SURVIVAL.  The rights of Indemnified Party under this
Agreement shall survive and continue in effect after the termination of services to the Company by Indemnified Party, whether by death, retirement or otherwise.

     9. SAVINGS. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.

     10. GOVERNING LAW. This Agreement shall be interpreted and governed by the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date set forth above.

                              LIFECORE BIOMEDICAL, INC.


                              By_________________________
                              Its:  President


                              ___________________________
                              Indemnified Party


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